EXHIBIT 99.8
ASSIGNMENT AND CONSENT
     This Assignment and Consent is made this 12th day of February, 2008 among the undersigned.
     WHEREAS, Dr. Rudolf Gunnerman and Doris Gunnerman (collectively “Gunnerman”) on the one hand and Ellis Capital LP and Iroquois Master Fund Ltd. (“Ellis” and “Iroquois”, respectively) on the other hand, entered into as of February 12, 2008, a Stock Purchase Agreement, Stock Option Agreement, Lockup Agreement, Purchase Escrow Agreement, and Stock Option Funds Escrow Agreement (collectively, “Transaction Documents”) in connection with the sale and purchase and option to purchase common stock of Sulphco, Inc. (“Common Stock”); and
     WHEREAS, Gunnerman, Ellis and Iroquois agree to realign and assign the interests of Ellis and Iroquois in the Transaction Documents.
     NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained, and intending to be legally bound, the parties hereto hereby agree as follows:
     1. The interests and Proportionate Amounts of Ellis and Iroquois are assigned and realigned in the amounts set forth on Schedule A hereto.
     2. The undersigned assignees agree that their signatures below are deemed to be their signatures and consent to their being parties to the Transaction Documents and entitled to the rights and benefits and bound by the obligations under the Transaction Documents in the amounts and interests set forth on Schedule A hereto, as if the undersigned assignees had executed such Transaction Documents.
     3. Gunnerman consents to the assignment and realignment described in this Assignment and Consent.
     4. This Assignment and Consent may be signed by facsimile and delivered electronically.
     IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.

/s/ Rudolf Gunnerman	/s/ Doris Gunnerman

RUDOLF GUNNERMAN	DORIS GUNNERMAN
[SIGNATURE PAGE TO ASSIGNMENT AND CONSENT]

[SIGNATURE PAGES TO ASSIGNMENT AND CONSENT]
     IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.
Name of Assignee: Joshua Silverman
Signature of Authorized Signatory of Buyer: /s/ Joshua Silverman
Name of Authorized Signatory: Joshua Silverman
Title of Authorized Signatory:
Fax Number of Assignee:
Address for Notice to Assignee:
With a copy to (which shall not constitute notice):
Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575
Email: counslers@aol.com
Address for Delivery of Securities for Assignee (if not same as above):
Proportionate Amount: 3.33%
[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGES TO ASSIGNMENT AND CONSENT]
     IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.
Name of Assignee: Philip Mirabelli
Signature of Authorized Signatory of Assignee: /s/ Philip Mirabelli
Name of Authorized Signatory: /s/ Philip Mirabelli
Title of Authorized Signatory:
Fax Number of Assignee:
Address for Notice to Assignee:
With a copy to (which shall not constitute notice):
Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575
Email: counslers@aol.com
Address for Delivery of Securities for Assignee (if not same as above):
Proportionate Amount: 2%
[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGES TO ASSIGNMENT AND CONSENT]
     IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.
Name of Assignee: Aroon Dalamal
Signature of Authorized Signatory of Assignee: /s/ Aroon Dalamal
Name of Authorized Signatory: /s/ Aroon Dalamal
Title of Authorized Signatory:
Fax Number of Assignee:
Address for Notice to Assignee:
With a copy to (which shall not constitute notice):
Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575
Email: counslers@aol.com
Address for Delivery of Securities for Assignee (if not same as above):
Proportionate Amount: 2%
[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGES TO ASSIGNMENT AND CONSENT]
     IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.
Name of Assignee: Merav Abbe Irrevocable Trust
Signature of Authorized Signatory of Assignee: /s/ Colman Abbe, Trustee
Name of Authorized Signatory: /s/ Colman Abbe, Trustee

Title of Authorized Signatory: Trustee
Fax Number of Assignee:
Address for Notice to Assignee:
With a copy to (which shall not constitute notice):
Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575
Email: counslers@aol.com
Address for Delivery of Securities for Assignee (if not same as above):
Proportionate Amount: 11.33%
[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGES TO ASSIGNMENT AND CONSENT]
     IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.
Name of Assignee: Scot Cohen
Signature of Authorized Signatory of Assignee: /s/ Scot Cohen
Name of Authorized Signatory: /s/ Scot Cohen
Title of Authorized Signatory:
Fax Number of Assignee:
Address for Notice to Assignee:
With a copy to (which shall not constitute notice):
Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575
Email: counslers@aol.com
Address for Delivery of Securities for Assignee (if not same as above):
Proportionate Amount: 11.33%
[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGES TO ASSIGNMENT AND CONSENT]
     IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.
Name of Assignee: Iroquois Capital Opportunity Fund L.P.
Signature of Authorized Signatory of Assignee: /s/ Scot Cohen
Name of Authorized Signatory: Scot Cohen
Title of Authorized Signatory: General Partner
Fax Number of Assignee:
Address for Notice to Assignee:
With a copy to (which shall not constitute notice):
Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575
Email: counslers@aol.com
Address for Delivery of Securities for Assignee (if not same as above):
Proportionate Amount: 26.67%
[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGES TO ASSIGNMENT AND CONSENT]
     IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.
Name of Assignee: Iroquois Master Fund Ltd.
Signature of Authorized Signatory of Buyer: /s/ Joshua Silverman
Name of Authorized Signatory: Joshua Silverman
Title of Authorized Signatory: Authorized Signatory
Fax Number of Assignee:
Address for Notice to Assignee:
With a copy to (which shall not constitute notice):
Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575
Email: counslers@aol.com
Address for Delivery of Securities for Assignee (if not same as above):
Proportionate Amount: 13.34%
[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGES TO ASSIGNMENT AND CONSENT]
     IN WITNESS WHEREOF, the undersigned have executed this Assignment on the date first above written.
Name of Assignee: Ellis Capital LP
Signature of Authorized Signatory of Assignee: /s/ Martin Chopp
Name of Authorized Signatory: Martin Chopp
Title of Authorized Signatory: General Partner
Fax Number of Assignee:
Address for Notice to Assignee:
With a copy to (which shall not constitute notice):
Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Eliezer Drew, Esq.
Fax: (212) 697-3575
Email: counslers@aol.com
Address for Delivery of Securities for Assignee (if not same as above):
Proportionate Amount: 30%